                                                                      EXHIBIT 99

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE

In Re: Master Graphics, Inc./TN Corp            Case Nos. 00-02929 & 00-02928
       & Premier Graphics                       Reporting Period: December, 2000

                           MONTHLY OPERATING REPORT
    File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------
                                                                                      Document   Explanation
REQUIRED DOCUMENTS                                                        Form No.    Attached    Attached
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1           Tab 2       Tab 2
-------------------------------------------------------------------------------------------------------------
        Bank reconciliation (or copies of debtor's bank reconciliations MOR-1 (CONT)    Tab 3       Tab 3
-------------------------------------------------------------------------------------------------------------
        Copies of bank statements                                                       Tab 4       Tab 4
-------------------------------------------------------------------------------------------------------------
        Cash disbursement journals                                                      Tab 5       Tab 5
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                                 MOR-2           Tab 6       Tab 6
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                           MOR-3           Tab 7       Tab 7
-------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                            MOR-4           Tab 8       Tab 8
-------------------------------------------------------------------------------------------------------------
        Copies of IRS Form 6123 or payment receipt                                      Tab 9       Tab 9
-------------------------------------------------------------------------------------------------------------
        Copies of tax returns filed during reporting period                            Tab 10      Tab 10
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                    MOR-4           Tab 8       Tab 8
-------------------------------------------------------------------------------------------------------------
        Listing of aged accounts payable                                               Tab 11      Tab 11
-------------------------------------------------------------------------------------------------------------
Accounts Receivable reconciliation and Aging                            MOR-5          Tab 12      Tab 12
-------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                    MOR-5          Tab 12      Tab 12
-------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

__________________________________________        _________________________
Signature of Debtor                               Date

__________________________________________        _________________________
Signature of Joint Debtor                         Date

 /s/ P. Melvin Henson, Jr.                        1/20/01
------------------------------------------        -------------------------
Signature of Authorized Individual                Date

P. Melvin Henson, Jr.                             Chief Accounting Officer
------------------------------------------        -------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In Re: Master Graphics, Inc./TN Corp               Case Nos. 00-02929 & 00-02928
& Premier Graphics                              Reporting Period: December, 2000


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
--------------------------------------------------------------------------------

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

------------------------------------------------------------------------------------------------------------------------------------
                                                        BANK ACCOUNTS                    CURRENT MONTH     CUMULATIVE FILING TO DATE
------------------------------------------------------------------------------------------------------------------------------------
                   $ 000                 OPER.      PAYROLL        TAX      OTHER       ACTUAL   PROJECTED     ACTUAL   PROJECTED
------------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                    270         236           0        196         702     (12,735)      2,525       1,682
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
CASH SALES                                   0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                     19,099           0           0          0      19,099      19,317     116,848     112,832
------------------------------------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                           0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS                               0           0           0          0           0           0           0       2,077
------------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                          0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS (FROM DIP ACCTS)              (6,728)      6,787           0        (59)          0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
              TOTAL RECEIPTS            12,371       6,787           0        (59)     19,099      19,317     116,848     114,909
------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
NET PAYROLL                                  0       6,937           0          0       6,937       6,784      41,989      45,624
------------------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES                             incl        incl        incl       incl        incl        incl        incl        incl
------------------------------------------------------------------------------------------------------------------------------------
SALES, USE, & OTHER TAXES                    0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                      6,057           0           0          0       6,057       6,431      46,490      52,737
------------------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                    1,231           0           0          0       1,231       1,111       6,882       8,411
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                  318           0           0          0         318         106       1,137         430
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                           1,063           0           0          0       1,063         673       4,101       3,982
------------------------------------------------------------------------------------------------------------------------------------
SELLING                                    118           0           0          0         118         202       1,255       1,053
------------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                      3,493           0           0          0       3,493       2,085      16,936      14,729
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OWNER DRAW*                                  0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                     0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                            0           0           0          0           0           0           0         435
------------------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                  0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
COURT COSTS                                  0           0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL DISBURSEMENTS         12,280       6,937           0          0      19,217      17,392     118,790     127,401
------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW  (RECEIPTS LESS
DISBURSEMENTS)                              91        (150)          0        (59)       (118)      1,925      (1,942)    (12,492)
------------------------------------------------------------------------------------------------------------------------------------
CASH-END OF MONTH                          361          85           0        137         583     (10,810)        583     (10,810)
------------------------------------------------------------------------------------------------------------------------------------

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                    THE FOLLOWING SECTION MUST BE COMPLETED
-----------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                 19,217
-----------------------------------------------------------------------------------------------------------------
   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                      0
-----------------------------------------------------------------------------------------------------------------
   PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)                       0
-----------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                     19,217
-----------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-1

                                                                          (9/99)

In Re: Master Graphics, Inc./TN Corp               Case Nos. 00-02929 & 00-02928
& Premier Graphics                             Reporting Period:  December, 2000


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


    --------------------------------------------------------------------------
     Listing of Other Cash Disbursements - $000         Current    Cumulative
    --------------------------------------------------------------------------
     Company paid benefit payments                         855       4,737
    --------------------------------------------------------------------------
     Shipping/freight payments                             947       6,145
    --------------------------------------------------------------------------
     Repair costs                                          294       1,461
    --------------------------------------------------------------------------
     Utilities                                             304       1,539
    --------------------------------------------------------------------------
     All others                                          1,093       3,054
    --------------------------------------------------------------------------
        Total other                                      3,493      16,936
    --------------------------------------------------------------------------

In Re: Master Graphics, Inc./TN Corp               Case Nos. 00-02929 & 00-02928
& Premier Graphics                             Reporting Period:  December, 2000


                        STATEMENT OF OPERATIONS - $000
                              (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received/paid.

--------------------------------------------------------------------------------------------------------------
                                                                                               Cumulative
REVENUES                                                                           Month      Filing to Date
--------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                     15,366        116,058
--------------------------------------------------------------------------------------------------------------
Less:  Returns and Allowances                                                           0              0
--------------------------------------------------------------------------------------------------------------
Net Revenue                                                                        15,366        116,058
--------------------------------------------------------------------------------------------------------------
COSTS OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                10,339         12,828
--------------------------------------------------------------------------------------------------------------
Add:  Purchases                                                                     5,790         44,811
--------------------------------------------------------------------------------------------------------------
Add:  Cost of Labor                                                                 3,625         25,311
--------------------------------------------------------------------------------------------------------------
Add:  Other Costs (attach schedule)                                                 4,069         23,161
--------------------------------------------------------------------------------------------------------------
Less:  Ending Inventory                                                             9,998          9,998
--------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                 13,825         96,113
--------------------------------------------------------------------------------------------------------------
Gross Profit                                                                        1,541         19,945
--------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
Advertising                                                                             7            116
--------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                 25            232
--------------------------------------------------------------------------------------------------------------
Bad Debts                                                                              98          1,002
--------------------------------------------------------------------------------------------------------------
Contributions                                                                          13             32
--------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                             76          1,369
--------------------------------------------------------------------------------------------------------------
Insider Compensation *                                                                785          4,663
--------------------------------------------------------------------------------------------------------------
Insurance                                                                              57            335
--------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                 0              0
--------------------------------------------------------------------------------------------------------------
Office Expense                                                                         17             67
--------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                          0              0
--------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                 0              0
--------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                           1,809         11,617
--------------------------------------------------------------------------------------------------------------
Supplies                                                                               36            200
--------------------------------------------------------------------------------------------------------------
Taxes - Payroll                                                                       145            971
--------------------------------------------------------------------------------------------------------------
Taxes - Real Estate                                                                    59            340
--------------------------------------------------------------------------------------------------------------
Taxes - Other                                                                           0              0
--------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                               71            376
--------------------------------------------------------------------------------------------------------------
Utilities                                                                             102            615
--------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                               344          2,104
--------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                        3,644         24,039
--------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                   202          1,432
--------------------------------------------------------------------------------------------------------------
Asset Impairment                                                                        0          2,887
--------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                   (2,305)        (8,413)
--------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                         91          1,001
--------------------------------------------------------------------------------------------------------------
Interest Expense                                                                      661          3,745
--------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                         7             16
--------------------------------------------------------------------------------------------------------------
Net profit (Loss) before Reorganization Items                                      (2,882)       (11,173)
--------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------------------------
Professional Fees                                                                     882          5,768
--------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                             0             33
--------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)            0              0
--------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                                      0              0
--------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                     1,601          7,634
--------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                       2,484         13,435
--------------------------------------------------------------------------------------------------------------
Income Taxes                                                                            0              0
--------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                  (5,366)       (24,608)
--------------------------------------------------------------------------------------------------------------

*  "Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-2

                                                                          (9/99)

In Re: Master Graphics, Inc./TN Corp               Case Nos. 00-02929 & 00-02928
& Premier Graphics                             Reporting Period:  December, 2000


              STATEMENT OF OPERATIONS - $000 - continuation sheet

-----------------------------------------------------------------------------------------------------------
BREAKDOWN OF OTHER CATEGORY                                     Month          Cumulative Filing to Date
-----------------------------------------------------------------------------------------------------------
Other Costs
-----------------------------------------------------------------------------------------------------------
Payroll tax on factory labor                                     304                   1,714
-----------------------------------------------------------------------------------------------------------
Benefits on factory labor                                        381                   2,188
-----------------------------------------------------------------------------------------------------------
Factory depreciation                                             583                   3,338
-----------------------------------------------------------------------------------------------------------
Factory rent and lease                                           812                   4,440
-----------------------------------------------------------------------------------------------------------
Utilities                                                        292                   1,748
-----------------------------------------------------------------------------------------------------------
Factory supplies                                                 305                   2,274
-----------------------------------------------------------------------------------------------------------
Shipping/delivery costs                                          426                   1,924
-----------------------------------------------------------------------------------------------------------
Repair costs                                                     306                   2,100
-----------------------------------------------------------------------------------------------------------
All others                                                       660                   3,435
-----------------------------------------------------------------------------------------------------------
  Totals                                                       4,069                  23,161
-----------------------------------------------------------------------------------------------------------
Other Operational Expenses
-----------------------------------------------------------------------------------------------------------
Professional fees - non-reorganization related                   191                    765
-----------------------------------------------------------------------------------------------------------
Computer expenses                                                 30                    483
-----------------------------------------------------------------------------------------------------------
All other administration                                          39                    420
-----------------------------------------------------------------------------------------------------------
All other selling                                                 84                    436
-----------------------------------------------------------------------------------------------------------
  Totals                                                         344                  2,104
-----------------------------------------------------------------------------------------------------------
Other Income
-----------------------------------------------------------------------------------------------------------
Purchase discounts                                                30                    231
-----------------------------------------------------------------------------------------------------------
All other                                                         61                    770
-----------------------------------------------------------------------------------------------------------
  Totals                                                          91                  1,001
-----------------------------------------------------------------------------------------------------------
Other Expenses
-----------------------------------------------------------------------------------------------------------
Loss on sale of assets                                            7                      16
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Reorganization Expenses
-----------------------------------------------------------------------------------------------------------
Interest income                                                  (22)                  (211)
-----------------------------------------------------------------------------------------------------------
Retention/Incentive plan accrual                               1,098                  2,942
-----------------------------------------------------------------------------------------------------------
Write off debt discount                                            0                  4,227
-----------------------------------------------------------------------------------------------------------
Other                                                            526                    676
-----------------------------------------------------------------------------------------------------------
   Totals                                                      1,601                  7,634
-----------------------------------------------------------------------------------------------------------


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                                      FORM MOR-2

                                                                          (9/99)

Master Graphics
--------------------------------------------------------------------------------
MOR Insider Reporting - December

                      -------------------------------------------------------------------       ---------------------------------
       October             Salary          Expenses          Rents           Totals                 Due From         Due To
       -------        -------------------------------------------------------------------       ---------------------------------
        Argus              65,556               0                 0          65,556                       0            5,260
         B&M               65,040               0                 0          65,040                  39,500            1,740
      Columbia             23,292               0            32,327          55,619                       0           10,262
    Eagle Direct           28,846           2,177            16,550          47,573                       0            3,737
     Golden Rule           25,309           3,628            58,333          87,270                   8,313            8,521
       Harper               6,731           2,340            26,604          35,675                       0            6,007
      Hederman              5,800             387            28,750          34,937                   2,385           11,995
        Jones              28,046           2,734            11,100          41,880                       0              280
     Lithograph            11,706               0                 0          11,706                       0                0
      McQuiddy             19,934           4,237                 0          24,171                       0           16,170
      Phillips              9,132              95             9,750          18,977                   7,772                0
       Phoenix              3,077               0                 0           3,077                       0              962
     Stephenson            34,423               0            15,000          49,423                     414           67,053
     Sutherland            22,161               0                 0          22,161                       0                0
      Thomasson            18,347             676             8,333          27,356                   8,749                0
   White Arts/TPC          52,140          31,716                 0          83,856                  78,890           48,210
        Woods              30,600              97                 0          30,697                       0                0
      Corporate            53,000          27,000                 0          80,000                       0                0
                      -------------------------------------------------------------------       ---------------------------------

        Totals            503,140           75,087          206,747         784,974                 146,023          180,197

                      -------------------------------------------------------------------       ---------------------------------

                                                                                           rent           0           26,019
                                                                       exp reimbursements/other      27,633          111,089
                                                                               full court press      34,264           43,089
                                                                               r. mckinney draw      39,500                0
                                                                                          remark     44,626            5,002
                                                                                                    -------          -------
                                                                                                    146,023          185,199

In Re: Master Graphics, Inc./TN Corp               Case Nos. 00-02929 & 00-02928
& Premier Graphics                             Reporting Period:  December, 2000

                             BALANCE SHEET - $000

The Balance Sheet is to be completed on an accrual basis only.

Pre-petition liabilities must be classified separately from postpetition obligations.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END
                            ASSETS                                                 OF CURRENT                BOOK VALUE ON
                                                                                 REPORTING MONTH             PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                       583                      (626)
-----------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                             0                         0
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                            40,293                    40,771
-----------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                         85                        89
-----------------------------------------------------------------------------------------------------------------------------
Inventories                                                                           9,998                    12,828
-----------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                      2,468                     3,842
-----------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                  234                       603
-----------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                  249                       282
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                 53,910                    57,789
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                        6,017                     6,118
-----------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                              76,941                    78,088
-----------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                              3,044                     3,689
-----------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                1,567                     1,770
-----------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                              1,066                     1,203
-----------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                       (24,940)                  (21,102)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                           63,695                    69,766
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                        0                         0
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                        8,269                     8,780
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                    8,269                     8,780
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        125,874                   136,335
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END
                                                                                   OF CURRENT                BOOK VALUE ON
                 LIABILITIES AND OWNER EQUITY                                    REPORTING MONTH             PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                      7,128                         0
-----------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                    (482)                        0
-----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                         4,491                         0
-----------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             0                         0
-----------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment                                                      377                         0
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                                               0                         0
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         0                         0
-----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                185                         0
-----------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (refer to FORM MOR-4)                                 11,262                         0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                       22,961                         0
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                         59,190                    59,190
-----------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             0                         0
-----------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                      191,209                   199,901
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                      250,399                   259,091
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   273,360                   259,091
-----------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                             8                         8
-----------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           39,803                    39,858
-----------------------------------------------------------------------------------------------------------------------------
Partner's capital Account                                                                 0                         0
-----------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    0                         0
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                   (162,622)                 (162,622)
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Postpetition                                                    (24,674)                        0
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                             0                         0
-----------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws) (attach schedule)                      0                         0
                                                                                ---------------------------------------------
NET OWNER EQUITY                                                                   (147,486)                 (122,756)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                                 125,874                   136,335
-----------------------------------------------------------------------------------------------------------------------------

*  "Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-3

                                                                          (9/99)